UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  June 20, 2007
                                                       (June 20, 2007)



                           Knight Energy Corp.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



          Maryland                   000-52470             87-0583192
----------------------------     ----------------      -------------------
(State or other jurisdiction     (Commission File        (IRS Employer
     of incorporation)                Number)          Identification No.)



        836 Blue Jay Lane, Coppell, TX                   80202
   --------------------------------------------------------------
   (Address of principal executive offices)            (Zip Code)


   Registrant's telephone number, including area code (770) 777-6795
                                                      --------------


                                  N/A
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01   Regulation FD Disclosure.
---------

On June 20, 2007 the Registrant issued the press release titled
"Knight Energy Corp. announces 2431% increase in PV-10 from Proved Reserves" included herein as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This Current Report on Form 8-K does not constitute a determination of whether any information included herein is material.


Item 9.01   Financial Statements and Exhibits.
---------

(d)	Exhibits

99.1	Press Release titled "Knight Energy Corp. announces 2431%
        increase in PV-10 from Proved Reserves," issued June 20, 2007.

                            SIGNATURES
                            ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 20, 2007                  Knight Energy Corp.


                                       By:  /s/ William J. Bosso
                                          ----------------------------
                                       Title: Chief Executive Officer





                           Exhibit Index
                           -------------

Exhibit 99.1	Press Release titled "Knight Energy Corp. announces
                2431% increase in PV-10 from Proved Reserves" issued June 20, 2007.



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